UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2012
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McDermott International, Inc.
(Exact name of registrant as specified in its charter)
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REPUBLIC OF PANAMA
(State or other jurisdiction of incorporation)

001-08430	72-0593134
(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 870-5000

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

On May 10, 2012, we issued a press release announcing our financial results for the first quarter ended March 31, 2012.  A copy of the press release is furnished as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07         Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

We held our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 10, 2012, in Houston, Texas.  Set forth below are the final voting results on each matter submitted to a vote of stockholders at the Annual Meeting.  Each proposal is described in more detail in our Proxy Statement for the Annual Meeting dated March 30, 2012.

Proposal 1:  The stockholders elected each of the eight director nominees to our Board of Directors for a one-year term, with the voting results as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John F. Bookout, III	194,975,527	1,599,019	24,802,642
Roger A. Brown	194,549,367	2,025,179	24,802,642
Stephen G. Hanks	194,745,781	1,828,765	24,802,642
Stephen M. Johnson	191,274,264	5,300,282	24,802,642
D. Bradley McWilliams	194,785,938	1,788,608	24,802,642
Thomas C. Schievelbein	192,599,517	3,975,029	24,802,642
Mary L. Shafer-Malicki	195,121,911	1,452,635	24,802,642
David A. Trice	194,939,419	1,635,127	24,802,642

Proposal 2:  The stockholders approved, on an advisory basis, our named executive officer compensation, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
190,639,242	5,314,278	621,026	24,802,642

Proposal 3:  The stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012, with the voting results as follows:

For	Against	Abstentions
220,705,210	508,043	163,935

A copy of our press release announcing the results of the Annual Meeting is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release Announcing Results for First Quarter dated May 10, 2012.

	99.2	Press Release Announcing the Results of the Annual Meeting dated May 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

	By:	/s/ Perry L. Elders
Perry L. Elders
Senior Vice President and Chief Financial Officer

May 10, 2012

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